SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ____________


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                OCTOBER 28, 1997
                -----------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)



                            PRECISION SYSTEMS, INC.
                ------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



               DELAWARE              0-20068                41-1425909
      ---------------------   ---------------------   ---------------------
     (STATE OR OTHER JURIS.        (COMMISSION            (IRS EMPLOYER
       OF INCORPORATION)           FILE NUMBER)         IDENTIFICATION NO.)




     11800 30TH COURT NORTH
     ST. PETERSBURG, FLORIDA                                  33716
     -----------------------                                --------
     (ADDRESS OF PRINCIPAL                                 (ZIP CODE)
       EXECUTIVE OFFICES


                                 (813) 572-9300
                         ------------------------------
                        (REGISTRANT'S TELEPHONE NUMBER,
                              INCLUDING AREA CODE)


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ITEM 4     CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On October 28,1997, Precision Systems, Inc. (the "Company") retained the services of Coopers and Lybrand L.L.P. ("C&L") to serve as its auditors for the fiscal year ending December 31, 1997, and dismissed the accounting firm of Deloitte & Touche L.L.P. ("D&T") who was engaged as the Company's principal auditors since the Company became publicly traded in 1992. The appointment of C&L was approved by the Audit and Finance Committee of the Board of Directors on October 28, 1997.

         The decision to dismiss D&T and engage new auditors follows the Company's acquisition of its wholly owned subsidiary, Vicorp N.V. ("Vicorp") on April 16, 1996. D&T did not audit the consolidated financial statements of Vicorp, which statements reflected total assets constituting 33 percent and 41 percent, respectively, of consolidated total assets as of December 31, 1996 and August 31, 1996 and total revenues constituting 80 percent and 42 percent, respectively, of consolidated total revenues for the four month transition period ended December 31, 1996 and for the year ended August 31, 1996. The financial statements of Vicorp were audited by C&L. D&T's reports on the Company's consolidated financial statements for the four month transition period ended December 31, 1996 and for the two most recent fiscal years ended August 31, 1996 and August 31, 1995, in so far as they relate to amounts included for Vicorp, were based solely on the reports of C&L. The reports contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. D&T was satisfied that it was qualified to act as the Company's principal auditor with reliance on the consolidated reporting packages of Vicorp audited by C&L. However, the Company believes it to be more economical to engage one firm to audit its consolidated financial statements including the statements of all of its subsidiaries

         During the Company's four month transition period ended December 31, 1996, the two most recent fiscal years ended August 31, 1996 and August 31, 1995, and the subsequent interim period through October 28, 1997, there were no disagreements with D&T on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure which if not resolved to the satisfaction of D&T would have caused them to make reference to the matter in their report on the Company's financial statements for such periods.

         During the Company's four month transition period ended December 31, 1996, the two most recent fiscal years ended August 31, 1996 and August 31, 1995, and the subsequent interim period through October 28, 1997, D&T has not advised the Company as to the presence of any reportable event described in Item 304 (a) (1) (v) of Regulation S-K.

         D&T has furnished the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The original letter was sent directly to the Securities Exchange Commission. A copy of that letter dated October 31, 1997 is filed as Exhibit 16-1. Also attached as
Exhibit 16-2, with an original mailed directly to the Securities and Exchange Commission, is a letter to the Company from D&T dated October 31, 1997 confirming the termination of its engagement as the Company's auditors.

         During the Company's four month transition period ended December 31, 1996, the two most recent fiscal years ended August 31, 1996 and August 31, 1995, and the subsequent interim period through October 28, 1997, the Company has not consulted with C&L regarding any matters specified in Item 304 (a) (2) of Regulation S-K.
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


ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                  (a)   Financial statements of businesses acquired.

                        Not applicable.

                  (b)   Pro forma financial information.

                        Not applicable.

                  (c)   Exhibits.

                        NUMBER           DESCRIPTION
                        ------           -----------

                        16-1 Letter to Securities and Exchange Commission from Deloitte & Touche L.L.P. dated October 31, 1997

                        16-2             Letter to Precision Systems, Inc.
                                         from Deloitte & Touche L.L.P.
                                         dated October 31, 1997






























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

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        PRECISION SYSTEMS, INC.


Date:  October 31, 1997                 By: /s/ Kenneth M. Clinebell
                                           -------------------------
                                            By:   Kenneth M. Clinebell
                                            Its:  Chief Financial Officer








































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